Exhibit 10.5

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

WAIVER AND FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS WAIVER AND FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of August 14, 2019, among Restoration Robotics, Inc., a Delaware corporation (the “Borrower”), Solar Capital Ltd., a Maryland corporation (in its capacity as collateral agent, the “Collateral Agent”) and the Lenders party hereto, comprising the Required Lenders under the Loan Agreement referred to below (each, a “Lender” and, collectively, the “Lenders”).

RECITALS

A. The Borrower, the Lenders party thereto, and the Collateral Agent, are parties to that certain Loan and Security Agreement, dated as of May 10, 2018, as amended by that certain First Amendment to Loan and Security Agreement, dated as of June 29, 2018, that certain Second Amendment to Loan and Security Agreement, entered into as of November 2, 2018, that certain Third Amendment to Loan and Security Agreement, dated as of February 13, 2019, and that certain Fourth Amendment to Loan and Security Agreement, dated as of June 14, 2019 (as further amended, supplemented or otherwise modified prior to the date hereof, the “Loan Agreement”).

B. The Borrower has requested certain amendments and waivers to the Loan Agreement. Although the Lenders and the Collateral Agent are under no obligation to do so, they have agreed to such requests, subject to the terms and conditions hereof.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Loan Agreement.

2. Amendments to the Loan Agreement. The Loan Agreement shall be amended as follows:

2.1 Definition of Final Fee. The definition of “Final Fee” is hereby amended and restated as follows:

“Final Fee” is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest or any other fee payable hereunder) (a) due on the earliest to occur of (i) the Maturity Date, (ii) the acceleration of the Term Loan, and (iii) the prepayment in full of the Term Loans pursuant to Section 2.2(c) or (d), and (b) equal to “(1) if the Obligations are repaid in full on or prior to August 31, 2019, One Million, One Hundred Ten Thousand Dollars ($1,110,000.00), (2) if the Obligations are repaid in full after August 31, 2019 but on or prior to October 1, 2019, One Million Three Hundred Ten Thousand Dollars ($1,310,000.00), or (3) if the Obligations remain outstanding after October 1, 2019, One Million Four Hundred Ten Thousand Dollars ($1,410,000.00). The Final Fee shall be fully earned on the date so paid, non-refundable for any reason and payable to the Lenders in accordance with their respective Pro Rata Shares.

2.2 Section 6.12. The following shall be added to the end of the existing Section 6.12 of the Loan Agreement:

“In addition, on or before each deadline set forth in the following table, Borrower shall have provided evidence reasonably satisfactory to the Collateral Agent that Borrower has received after August 12, 2019 and prior to the applicable deadline, at least the aggregate amount set forth in the following table for that deadline in aggregate unrestricted net cash proceeds from the sale and issuance of Borrower’s common or preferred stock pursuant to one or more bona fide equity financings or the issuance of Subordinated Debt, in each case on terms reasonably acceptable to Collateral Agent:

Deadline	Aggregate Amount After August 12, 2019
August 30, 2019	$3,000,000
September 30, 2019	$4,000,000
October 15, 2019	$4,500,000”

2.3 Section 6.13. The reference to “July 31, 2019” at the end of the existing Section 6.13 of the Loan Agreement is hereby deleted and replaced with “September 30, 2019”.

2.4 Section 7.13. The reference to “August 31, 2019” in clause (a) of the existing Section 7.13 of the Loan Agreement is hereby deleted and replaced with “October 31, 2019” and the reference to “September 1, 2019” in clause (b) of the existing Section 7.13 of the Loan Agreement is hereby deleted and replaced with “November 1, 2019”.

2.5 Section 7.14. The following proviso shall be added and the end of the first sentence of the existing Section 7.14 of the Loan Agreement:

; provided that the foregoing covenant shall not be tested for the months of July through October 2019.

2.6 Exhibit G. Exhibit G to the Loan Agreement shall be replaced in its entirety with Exhibit A hereto.

3. Waiver. Each Lender and the Collateral Agent hereby waives the Event of Default that would exist as a consequence of the Borrower’s failure to comply with each of (i) Section 6.13 of the Loan Agreement (as was in effect as of the date immediately prior to the date hereof) and (ii) Section 7.14 of the Loan Agreement for the period ending June 30, 2019.

4. Conditions to Effectiveness. The effectiveness of Section 2 and Section 3 shall be subject to the satisfaction of each of the following conditions precedent, each in form and substance reasonably satisfactory to Collateral Agent:

4.1 the due execution and delivery to the Collateral Agent of this Agreement by each party hereto;

4.2 the Borrower shall have paid to the Lenders in accordance with their respective Pro Rata Shares an amendment fee of Fifty Thousand Dollars ($50,000.00); and

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4.3 the Borrower shall have paid to the Lenders the reasonable out-of-pocket costs and expenses of the Collateral Agent and the Lenders party hereto, and the reasonable fees and disbursements of counsel to the Collateral Agent and the Lenders party hereto, in connection with the negotiation, preparation, execution and delivery of this Agreement and any other documents to be delivered in connection herewith.

5. Representations and Warranties. The Borrower represents and warrants to the Collateral Agent and each Lender as follows:

5.1 Each of the representations and warranties made by the Borrower in or pursuant to any Loan Document (a) that is qualified by materiality is true and correct, and (b) that is not qualified by materiality is true and correct in all material respects, in each case, on and as of the date of this Agreement, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case such representation and warranty was true and correct in all material respects as of such earlier date.

5.2 The Borrower has the power and authority to execute and deliver this Agreement and to perform its obligations under the Loan Documents.

5.3 The execution and delivery by the Borrower of this Agreement, the performance by Borrower of its obligations under the Loan Agreement, have been duly authorized by all necessary corporate action on the part of the Borrower.

5.4 The execution and delivery by the Borrower of this Agreement and the performance by the Borrower of its obligations hereunder do not (a) conflict with any of the Operating Documents of the Borrower, (b) contravene, conflict with, constitute a default under or violate any material Requirement of Law applicable to the Borrower, (c) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its property or assets may be bound or affected, (d) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect), or (e) constitute an event of default under any material agreement by which Borrower or any of its properties, is bound.

5.5 This Agreement has been duly executed and delivered by the Borrower and is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.6 Immediately after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing under the Loan Agreement or the Loan Documents.

6. Reaffirmation of Loan Documents. The Borrower hereby grants, ratifies and reaffirms the security interest in its Collateral granted to the Collateral Agent pursuant to the terms of the Loan Agreement, and also ratifies and reaffirms its obligations under each Loan Document to which it is party, and acknowledges and agrees that each such Loan Document shall remain in full force and effect after giving effect to the consummation of this Agreement. This Agreement is not a novation and the terms and conditions of this Agreement shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Agreement and the terms of any other Loan Document, the terms of this Agreement shall be controlling, but such other Loan Document shall not otherwise be affected or the rights therein impaired.

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7. Integration. This Agreement and the other Loan Documents represent the entire agreement relating to the subject matter of this Agreement and supersede all prior negotiations and agreements with respect to the substance of this Agreement. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents

8. Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

9. Miscellaneous.

9.1 Except as expressly amended pursuant hereto, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

9.2 This Agreement shall constitute a Loan Document under the Loan Agreement.

9.3 Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

9.4 This Agreement is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any Agreement, waiver or modification of any term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which the Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

9.5 This Agreement and all documents related hereto shall constitute Loan Documents, shall be construed in connection with and as part of the Loan Documents.

10. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW)), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL, PROVIDED, HOWEVER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT. This Agreement is subject to the provisions of Section 11 of the Loan Agreement relating to jurisdiction, venue, jury trial waiver and judicial reference, which provisions are by this reference incorporated herein, mutatis mutandis, as if set forth herein in full.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

THE BORROWER

RESTORATION ROBOTICS, INC.

By	/s/ Mark Hair
Name: Mark Hair
Title: Chief Financial Officer

[Signature Page to Restoration Robotics Fifth Amendment to LSA]

COLLATERAL AGENT AND LENDER:

SOLAR CAPITAL LTD.

By	/s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

LENDER:

SCP PRIVATE CREDIT INCOME FUNDS L.P.

By	/s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

LENDER:

SUNS SPV LLC

By	/s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

[Signature Page to Restoration Robotics Fifth Amendment to LSA]

LENDER:

WESTERN ALLIANCE BANK

By	/s/ Lindsay Fouty
Name: Lindsay Fouty
Title: VP, Portfolio Management

[Signature Page to Restoration Robotics Fifth Amendment to LSA]

Exhibit A

Replacement Exhibit D

[See attached]

EXHIBIT D

Compliance Certificate

TO:	SOLAR CAPITAL LTD., as Collateral Agent and Lender WESTERN ALLIANCE BANK, as Lender

FROM:	Restoration Robotics, Inc.

The undersigned authorized officer (“Officer”) of Restoration Robotics, Inc. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement dated as of May 10, 2018 by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

(a) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below;

(b) There are no Events of Default or events that with the passage of time could result in an Event of Default, except as noted below;

(c) Except as noted below, all representations and warranties of Borrower stated in the Loan Documents (other than the Warrants) are true and correct in all material respects on date hereof; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date

(d) Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement;

(e) No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.

Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end and audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Actual	Complies
1)	Financial statements	Monthly within 30 days		Yes	No	N/A

2)	Annual (CPA Audited) statements	Within 180 days after FYE		Yes	No	N/A

3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (within 60 days after FYE or 10 days of approval), and when revised (within 7 days of approval)		Yes	No	N/A

4)	8-K, 10-K and 10-Q Filings	If applicable, within 5 days of filing		Yes	No	N/A

5)	Compliance Certificate	Monthly within 30 days		Yes	No	N/A

6)	Total amount of Borrower’s unrestricted cash and Cash Equivalents at the last day of the measurement period		$________	Yes	No	N/A

7)	Total amount of Borrower’s Subsidiaries’ unrestricted cash and Cash Equivalents at the last day of the measurement period		$________	Yes	No	N/A

Deposit and Securities Accounts

(Please list all accounts; attach separate sheet if additional space needed)

Institution Name	Account Number	New Account?		Account Control Agreement in place?
1)		Yes	No	Yes	No

2)		Yes	No	Yes	No

3)		Yes	No	Yes	No

4)		Yes	No	Yes	No

Financial Covenants

[7.13 – Minimum Liquidity Requirement:

1. Unrestricted Cash and Cash Equivalents:	_________________][1]

2. Does this comply with the Minimum of $7,500,000 on or prior to October 31, 2019 or $12,500,000 thereafter?	Yes No

7.14 – Minimum Revenue Requirement:

1. Actual 12 month Trailing Revenue for this month:	$ ____________

2. Does this comply with the Minimum Revenue Required in Column D below for this month:	Yes No

[1]	To be included only if applicable.

A	B	C	D
Month Ending	Management Case Revenue Projection (12 Month Trailing)	Minimum Percent Achievement for Covenant	Minimum Revenue Required for Covenant (12 Month Trailing)

9/30/2018	[***]	[***]	[***]

10/31/2018	[***]	[***]	[***]

11/30/2018	[***]	[***]	[***]

12/31/2018	[***]	[***]	[***]

1/31/2019	[***]	[***]	[***]

2/28/2019	[***]	[***]	[***]

3/31/2019	[***]	[***]	[***]

4/30/2019	[***]	[***]	[***]

5/31/2019	[***]	[***]	[***]

6/30/2019	[***]	[***]	[***]

7/31/2019	[***]	[***]	[***]

8/31/2019	[***]	[***]	[***]

9/30/2019	[***]	[***]	[***]

10/31/2019	[***]	[***]	[***]

11/30/2019	[***]	[***]	[***]

12/31/2019	[***]	[***]	[***]

1/31/2020	[***]	[***]	[***]

2/29/2020	[***]	[***]	[***]

3/31/2020	[***]	[***]	[***]

4/30/2020	[***]	[***]	[***]

5/31/2020	[***]	[***]	[***]

6/30/2020	[***]	[***]	[***]

7/31/2020	[***]	[***]	[***]

8/31/2020	[***]	[***]	[***]

9/30/2020	[***]	[***]	[***]

10/31/2020	[***]	[***]	[***]

11/30/2020	[***]	[***]	[***]

12/31/2020	[***]	[***]	[***]

1/31/2021	[***]	[***]	[***]

2/28/2021	[***]	[***]	[***]

3/31/2021	[***]	[***]	[***]

4/30/2021	[***]	[***]	[***]

5/31/2021	[***]	[***]	[***]

6/30/2021	[***]	[***]	[***]

7/31/2021	[***]	[***]	[***]

8/31/2021	[***]	[***]	[***]

9/30/2021	[***]	[***]	[***]

10/31/2021	[***]	[***]	[***]

11/30/2021	[***]	[***]	[***]

12/31/2021	[***]	[***]	[***]

1/31/2022	[***]	[***]	[***]

2/28/2022	[***]	[***]	[***]

3/31/2022	[***]	[***]	[***]

4/30/2022	[***]	[***]	[***]

Other Matters

1)	Have there been any changes in Key Persons since the last Compliance Certificate?	Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

3)	Have there been any new or pending claims or causes of action against Borrower or any of its Subsidiaries that involve more than Two Hundred Fifty Thousand Dollars ($250,000.00)?	Yes	No

4)	Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.	Yes	No

5)	Has Borrower or any Subsidiary entered into any Material Agreement, amended any Material Agreement, or modified any other license, agreement or other contractual arrangement such that it would become a Material Agreement? If yes, please explain and provide a copy of the Material Agreement(s) and/or amendment(s).	Yes	No

6)	Has Borrower provided the Collateral Agent with all notices required to be delivered under Sections 6.2(a) and 6.2(b) of the Loan Agreement?	Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

Restoration Robotics, Inc.

By:
Name:
Title:

Date:

COLLATERAL AGENT USE ONLY

Received by: Date:

Verified by: Date:

Compliance Status: Yes No